Amendment No. 4 to
Credit and Security Agreement
This Amendment No. 4 to Credit and Security Agreement (this “Amendment”), dated as of January 5, 2015, is made by and among Mohawk Factoring, LLC, a Delaware limited liability company (the “Borrower”), Mohawk Servicing, LLC, a Delaware limited liability company (the “Servicer”) the Lenders party hereto, the Liquidity Banks party hereto, the Co-Agents party hereto and SunTrust Bank, a Georgia banking corporation, as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
Whereas, the Borrower, the Servicer, the Lenders, the Liquidity Banks, the Co-Agents and the Administrative Agent previously entered into that certain Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), dated as of December 19, 2012; and
Whereas, the Borrower and the Servicer have requested that the Administrative Agent, the Lenders, the Liquidity Banks and the Co-Agents amend the Monthly Reporting Date and the Settlement Date, and the Administrative Agent, the Lenders, the Liquidity Banks and the Co-Agents are willing to do so under the terms of this Amendment;
Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit and Security Agreement.
Section 2.    Amendment to the Credit and Security Agreement.
Section 2.1.    The defined term “Monthly Reporting Date” appearing in Exhibit I of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:
“Monthly Reporting Date” means the Business Day set forth on Schedule D hereto.
Section 2.2.    The defined term “Settlement Date” appearing in Exhibit I of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:
“Settlement Date” means the 27th day of each calendar month, or if such day is not a Business Day, the next Business Day occurring thereafter.
Section 2.3.    The Credit and Security Agreement is hereby amended by inserting a new Schedule D which shall read as set forth on Schedule D attached hereto.

4103990

Section 3.    Representations of the Borrower. The Borrower hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the Credit and Security Agreement is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); provided, that with respect to those contained in Section 5.1(a), (e), (f), (l), (u) and (w) of the Credit and Security Agreement, the determination of whether any Material Adverse Effect has occurred as set forth therein shall be made solely by the Borrower, in its reasonable, good faith judgment.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)    Administrative Agent shall have received an executed copy of the Amendment to the Wells Fargo Bank, National Association Deposit Account Control Agreement;
(c)    each representation and warranty of the Borrower contained herein shall be true and correct; and
(d)    no Amortization Event shall have occurred and be continuing.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the Credit and Security Agreement as of the date hereof. Except as amended by this Amendment, the Credit and Security Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.    Governing Law and Jurisdiction. The provisions of the Credit and Security Agreement with respect to governing law and consent to jurisdiction are incorporated in this Amendment by reference as if such provisions were set forth herein.
[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
Mohawk Factoring, LLC, as Borrower

By:	/s/ John J Koach
Name:    John J Koach
Title:    Secretary
Mohawk Servicing, LLC, as Servicer

By:	/s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President-Treasurer
SunTrust Bank, as a Non-Conduit Lender

By:	/s/ David Hufnagel
Name:    David Hufnagel
Title:    Vice President
SunTrust Bank, as Co-Agent and Administrative Agent

By:	/s/ David Hufnagel
Name:    David Hufnagel
Title:    Vice President

Victory Receivables Corporation

By:	/s/ David V. DeAngelis
Name:    David V. DeAngelis
Title:    Vice President

The Bank of Tokyo‑Mitsubishi UFJ, Ltd., New York Branch, as Co‑Agent

By:	/s/ Van Dusenbury
Name:    Van Dusenbury
Title:    Managing Director
The Bank of Tokyo‑Mitsubishi UFJ, Ltd., New York Branch, as Victory Liquidity Bank

By:	/s/ Maria Iarriccio
Name:    Maria Iarriccio
Title:    Director

Working Capital Management Co., L.P., as Conduit

By:	/s/ Takashi Watanabe
Name:    Takashi Watanabe
Title:    Attorney-in-Fact

Mizuho Bank, Ltd., as WCM Liquidity Bank and as Co-Agent

By:	/s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

PNC Bank, National Association, as a Non- Conduit Lender and as Co‑Agent

By:	/s/ Mark Falcione
Name:    Mark Falcione
Title:    Executive Vice President

Address: PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2724

Attention: Stephen Ritchey
Telephone: (412) 768-5318
Fax: (412) 705-1225
Email: stephen.ritchey@pnc.com

With a copy to:

PNC Bank, National Association
1600 Market Street
21st Floor
Philadelphia, PA 19103
Attention: Eric Bruno, Managing Director
Telephone: (215) 585-3907
Fax: (215) 585-7374
Email: eric.bruno@pnc.com

Wells Fargo Bank, National Association, as a Non-Conduit Lender and as Co‑Agent

By:	/s/ Eero Maki
Name:    Eero Maki
Title:    SVP

Address: Wells Fargo Bank, National Association
1100 Abernathy Road
Suite 1500
Atlanta, GA 30328
Attention: Eero Maki
Telephone: (770) 508-2167
Fax: (866) 972-3558

PERFORMANCE GUARANTOR’S ACKNOWLEDGMENT AND CONSENT
The undersigned, Mohawk Industries, Inc., has heretofore executed and delivered the Performance Undertaking dated as of December 19, 2012 (the “Performance Undertaking”) and hereby consents to the Amendment No. 4 to the Credit and Security Agreement as set forth above and confirms that the Performance Undertaking and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit and Security Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Performance Undertaking referred to above.
MOHAWK INDUSTRIES, INC.
By: /s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	Vice President-Treasurer

SCHEDULE D

MONTHLY REPORTING DATES

Fiscal Month End	Monthly Reporting Date
December 2014	January 20, 2015
January 2015	February 24, 2015
February 2015	March 24, 2015
March 2015	April 21, 2015
April 2015	May 27, 2015
May 2015	June 23, 2015
June 2015	July 21, 2015
July 2015	August 25, 2015
August 2015	September 22, 2015
September 2015	October 20, 2015
October 2015	November 24, 2015
November 2015	December 22, 2015
December 2015	January 19, 2016